UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 5, 2004

PROXYMED, INC.

(Exact name of registrant as specified in its charter)

Florida	000-22052	65-0202059

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1854 Shackleford Court, Suite 200, Atlanta, Georgia	30093-2924

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 806-9918

Item 9. Regulation FD Disclosure (information furnished pursuant to Item 12, “Disclosure Of Results of Operations and Financial Condition”).

     On May 5, 2004, ProxyMed, Inc. (the “Company”) announced its financial results for the three months ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K. Additionally, on May 6, 2004, the Company held a teleconference call to report its financial and operating results for the quarter ended March 31, 2004. A transcript of the call, excluding questions from participants and answers from management is attached as Exhibit 99.2 to this Current Report of Form 8-K.

     In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and the Exhibits attached hereto being furnished under “Item 9. Regulation FD Disclosure” are intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in any such filing.

     FORWARD LOOKING STATEMENTS — This document contains forward-looking statements that reflect the Company’s current assumptions and expectations regarding future events. While these statements reflect the Company’s current judgment, they are subject to risks and uncertainties. Actual results may differ significantly from projected results due to a number of factors, including, but not limited to, the soundness of our business strategies relative to the perceived market opportunities; ProxyMed’s ability to continue to integrate the operations of PlanVista into its existing operations, the ability to identify suitable future acquisition candidates; the ability to successfully integrate any future acquisitions; ProxyMed’s ability to successfully develop, market, sell, cross-sell, install and upgrade its clinical and financial transaction services and applications to current and new physicians, payers, medical laboratories and pharmacies; the ability to compete effectively on price and support services; ProxyMed’s assessment of the healthcare industry’s need, desire and ability to become technology efficient; and ProxyMed’s ability and that of its business associates to comply with various government rules regarding healthcare and patient privacy. For further cautions about the risks of investing in ProxyMed, we refer you to the documents we file from time to time with the Securities and Exchange Commission, particularly the Company’s Form 10-K for the year ended December 31, 2003, and ProxyMed’s registration statement on Form S-4 relating to the merger with PlanVista, which we strongly urge you to read. ProxyMed expressly disclaims any intent or obligation to update any forward-looking statements. When used, the words “believes”, “estimated”, “expects”, “anticipates”, “may” and similar expressions are intended to identify forward-looking statements.

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Item 7. Financial Statements and Exhibits.

     (c) The following exhibits are included herein:

Exhibit 99.1 -	Press Release dated May 5, 2004, reporting financial results for the three months ended March 31, 2004.

Exhibit 99.2	Transcript of first quarter 2004 financial results teleconference call held on May 6, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ProxyMed, Inc.
Date: May 10, 2004	/s/ Gregory J. Eisenhauer
Gregory J. Eisenhauer, Executive Vice
President and Chief Financial Officer

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release dated May 5, 2004 reporting financial results for the three months ended March 31, 2004.

99.2	Transcript of first quarter 2004 financial results teleconference call held on May 6, 2004.

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